                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ______________

                                    FORM 8-K
                                 ______________

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): March 26, 2002
                                 ______________


                               PTEK HOLDINGS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)


            Georgia                      000-27778             59-3074176
---------------------------------  ---------------------- ---------------------
 (State or other Jurisdiction of     (Commission File        (IRS Employer
 Incorporation or Organization)           Number)          Identification No.)


           3399 Peachtree Road, N.E.
         The Lenox Building, Suite 600
              Atlanta, Georgia                               30326
----------------------------------------------- --------------------------------
     (Address of principal executive offices)              (Zip code)

Registrant's telephone number, including area code:  (404) 262-8400

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On March 26, 2002, PTEK Holdings, Inc. ("PTEK") sold substantially all the assets, and assigned certain liabilities, of its Voicecom business unit (exclusive of its Australian operations) through the sale by certain PTEK affiliates of all the outstanding membership interests in PTEK's indirectly wholly-owned subsidiary, Voicecom Telecommunications, LLC (the "Company"), to Voicecom Telecommunications, Inc. (the "Buyer"). The Buyer is an affiliate of Gores Technology Group, a privately-held international acquisition and management company. The purchase was made pursuant to a Membership Interests Purchase Agreement entered into as of March 25, 2002 by and among PTEK, the Company, certain affiliates of PTEK and the Buyer (the "Agreement"). The sale to the Buyer of the membership units in the Company was completed on March 26, 2002.

     In addition to the sale of the membership interests, the disposition of PTEK's Voicecom business unit shall include the subsequent sale to the Company by PTEK's subsidiary, Premiere Communications, Inc. ("PCI"), of certain telecommunications-related assets that are subject to the regulation of federal and state governmental authorities, and the simultaneous assumption by the Company of related PCI liabilities. The Agreement provides that the sale of these regulated assets and assumption of related liabilities shall be completed upon the first to occur of (i) the date the Buyer notifies PTEK in writing that it wishes to complete such sale and assumption; (ii) the date that all government regulatory approvals required for the purchase of the regulated assets have been obtained; or (iii) March 26, 2003. Pending the completion of the sale of those assets and assumption of related liabilities, the Company has agreed to manage PCI's provision of regulated telecommunications services to customers of the Voicecom business unit.

     The assets transferred to the Buyer through the sale of membership interests and the contemplated sale of certain regulated assets include all the material operating assets and properties of PTEK's Voicecom business unit (exclusive of its Australian operations), which offers a suite of integrated communications solutions including network based voice messaging, interactive voice response services and unified personal communications services (advanced personal communications management systems that integrate voice mail, e-mail and fax messaging). The consideration for PTEK's Voicecom business unit (including the regulated assets to be subsequently sold and the amount of liabilities to be subsequently assumed) consisted of (i) approximately $7.2 million in cash paid on March 26, 2002, (ii) up to an additional $2 million in cash based on a post-closing finalization of the net assets and specified debt obligations of the transferred business, and (iii) the assumption of approximately $13.2 million in liabilities. PTEK has retained certain other pre-closing liabilities of the transferred business, including liabilities for certain taxes, litigation claims and unknown liabilities. The consideration was determined by negotiation among the parties.

     Descriptions of the terms of any agreements described herein and filed as exhibits hereto are qualified in their entirety by reference to the complete text of such agreements.

ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
               AND EXHIBITS.

       (a)     Financial Statements of Business Acquired.

               Not applicable.

       (b)     Pro Forma Financial Information.

               The following unaudited pro forma consolidated financial statements of the Registrant are included in this Form 8-K.

                                      Description                         Page
                                      -----------                         ----

               1. Introduction to Unaudited Pro Forma Financial
                  Statements.............................................  F-1

               2. Unaudited Pro Forma Balance Sheet as of December 31,
                  2001...................................................  F-2

               3. Unaudited Pro Forma Statement of Operations for the
                  Year Ended December 31, 2001...........................  F-3

               4. Notes to Unaudited Pro Forma Financial Statements......  F-4


       (c)     Exhibits.

               Exhibit                    Description
               -------                    -----------

               2.1 Membership Interests Purchase Agreement as of March 25, 2002 by and among Voicecom Telecommunications, LLC, the Registrant, Premiere Communications, Inc, Voice-Tel of Canada Ltd., Intellivoice Communications, LLC, Voice-Tel Enterprises, LLC, and Voicecom Telecommunications, Inc.

               2.2 Bill of Sale and Assignment as of March 25, 2002 by and between Voicecom Telecommunications, LLC and Premiere Communications, Inc.

               2.3 Assignment and Assumption Agreement as of March 25, 2002 by and between Voicecom Telecommunications, LLC and Premiere Communications, Inc.

               99.1    Press Release of the Registrant dated March 27, 2002.

                               PTEK HOLDINGS, INC.
              UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

         On March 26, 2002, PTEK Holdings, Inc. ("PTEK") sold substantially all the assets, and assigned certain liabilities, of its Voicecom business unit (exclusive of its Australian operations) through the sale by certain PTEK affiliates of all the outstanding membership interests in PTEK's indirectly wholly-owned subsidiary, Voicecom Telecommunications, LLC (the "Company"), to Voicecom Telecommunications, Inc. (the "Buyer"). The Buyer is an affiliate of Gores Technology Group, a privately-held international acquisition and management company. The purchase was made pursuant to a Membership Interests Purchase Agreement entered into as of March 25, 2002 by and among PTEK, the Company, certain affiliates of PTEK and the Buyer (the "Agreement"). The sale to the Buyer of the membership units in the Company was completed on March 26, 2002.

         The accompanying unaudited pro forma consolidated balance sheet has been prepared to illustrate the effect of the Voicecom disposition had this transaction been completed at December 31, 2001. The pro forma consolidated Statement of Operations for the year ended December 31, 2001 has been prepared to illustrate the effect of the Voicecom disposition had this transaction been completed at January 1, 2001.

         The unaudited pro forma consolidated financial statements are subject to a number of estimates, assumptions and other uncertainties, and do not purport to be indicative of the actual financial position or results of operations that would have occurred had the transaction reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations or financial condition that may be achieved in the future. These unaudited pro forma consolidated financial statements should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and all of the financial statements and notes thereto contained in the Company's Form 10-K for the year ended December 31, 2001.

                      PTEK HOLDINGS, INC. AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                             AS OF DECEMBER 31, 2001
                                 (in thousands)


                                                                                                                 Pro Forma
                                                                    PTEK Holdings, Inc.       Voicecom            without
                                                                        as Reported          Disposition         Voicecom
                                                                    ---------------------------------------------------------
                                    ASSETS


CURRENT ASSETS
   Cash and Cash Equivalents                                           $  48,023            $   9,250           $  57,273
   Marketable Securities, available for sale                               1,477                    -               1,477
   Accounts Receivable (less allowance of $8,278)                         58,613               (6,295)             52,318
   Federal Income tax receivable                                           9,208                    -               9,208
   Prepaid Expenses & Other Current Assets                                 7,982               (1,112)              6,870
   Deferred income taxes, net                                             13,743                    -              13,743
                                                                       --------------------------------------------------
     Total Current Assets                                                139,046                1,843             140,889


PROPERTY AND EQUIPMENT, NET                                               91,349              (26,619)             64,730

OTHER ASSETS
   Goodwill, net of amortization                                         123,066                    -             123,066
   Intangibles, net of amortization                                       21,880                    -              21,880
   Deferred income taxes, net                                              6,923                  (45)              6,878
   Other assets                                                            4,174                    -               4,174
                                                                       --------------------------------------------------
      Total Other Assets                                                 156,043                  (45)            155,998
                                                                       --------------------------------------------------
TOTAL ASSETS                                                             386,438              (24,821)            361,617
                                                                       ==================================================


                        LIABILITIES & SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
   Accounts Payable                                                       56,862             (12,840)              44,022
   Deferred Revenue                                                          452                (433)                  19
   Accrued Taxes                                                          16,031              (3,907)              12,124
   Accrued Expenses                                                       42,733               5,518               48,251
   Current maturities of long-term debt and capital lease obligations      6,124              (3,065)               3,059
   Accrued Restructuring Costs                                             3,728              (2,082)               1,646
                                                                       --------------------------------------------------
      Total Current Liabilities                                          125,930             (16,809)             109,121


LONG-TERM LIABILITIES
   Convertible Subordinated Notes                                        172,500                   -              172,500
   Long-term debt and capital lease obligations                            8,552              (4,175)               4,377
   Accrued Expenses                                                          424                   -                  424
                                                                       --------------------------------------------------
      Total Long-Term Liabilities                                        181,476              (4,175)             177,301


Shareholders' Equity
       Common Stock                                                          569                   -                  569
       Unrealized gain on marketable securities, available for sale          722                   -                  722
       Additional Paid-in-Capital                                        597,885                   -              597,885
       Unearned restricted share compensation                             (3,860)                  -               (3,860)
       Treasury Stock                                                    (15,494)                  -              (15,494)
       Notes Receivable - Shareholder                                     (4,593)                  -               (4,593)
       Cumulative Translation Adjustment                                  (5,775)               (678)              (6,453)
       Accumulated Deficit                                              (490,422)             (3,159)            (493,581)
                                                                       --------------------------------------------------
              Total Shareholders' Equity                                  79,032              (3,837)              75,195
                                                                       --------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                             $ 386,438            $(24,821)           $ 361,617
                                                                       ==================================================


See accompanying notes to the unaudited pro forma consolidated financial statements

                      PTEK HOLDINGS, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001
                    (in thousands, except per share amounts)

                                                                                                                     Pro Forma
                                                                            PTEK Holdings, Inc.     Voicecom          without
                                                                               as reported         Disposition       Voicecom
                                                                            --------------------------------------------------
Revenues                                                                        $ 422,930          $(91,143)        $ 331,787
Telecommunications Costs                                                          102,808           (29,565)           73,243
                                                                                ----------------------------------------------
Gross Profit                                                                      320,122           (61,578)          258,544
                                                                                ----------------------------------------------
Direct Operating Costs                                                             71,562           (19,238)           52,324
                                                                                ----------------------------------------------
Contribution Margin                                                               248,560           (42,339)          206,221
                                                                                ----------------------------------------------

Operating Expenses
      Selling and Marketing                                                        90,242           (14,748)           75,494
      General and administrative                                                   79,345           (20,354)           58,991
      Research and development                                                     15,190            (4,117)           11,073
      Depreciation                                                                 35,434           (14,665)           20,769
      Amortization                                                                 94,137            (5,585)           88,552
      Restructuring costs                                                          10,637            (6,028)            4,609
      Asset impairments                                                           131,541           (30,750)          100,791
      Equity based compensation                                                    20,429                 -            20,429
      Net Legal Settlements and related expenses                                    2,331                 -             2,331
                                                                                ----------------------------------------------
               Total operating expenses                                           479,286           (96,247)          383,038
                                                                                ----------------------------------------------

Operating Loss                                                                   (230,726)           53,908          (176,818)

Other (Expense) Income
      Interest expense                                                            (12,083)            1,935           (10,148)
      Interest income                                                                 843               (72)              771
      Gain on sale of marketable securities                                         2,971                 -             2,971
      Asset impairment and obligations - investments                              (31,695)                -           (31,695)
      Amortization of goodwill - equity investments                                (1,612)                -            (1,612)
      Other, net                                                                   (1,861)              (67)           (1,928)
                                                                                ----------------------------------------------
               Total Other Income (Expense)                                       (43,437)            1,796           (41,641)
                                                                                ----------------------------------------------

(Loss) Income Before Income Taxes                                                (274,163)           55,704          (218,459)
Income Tax Expense (benefit)                                                      (32,043)           12,915           (19,128)
                                                                                ----------------------------------------------
Net Income (Loss)                                                               $(242,120)         $ 42,789         $(199,331)
                                                                                ==============================================
Basic and Diluted Net Earnings (Loss) Loss Per Share                            $   (4.84)                          $   (3.99)
                                                                                =========                           ==========
Weighted Average Shares Outstanding-Basic and Diluted                              49,998                               49,998
                                                                                =========                           ==========


See accompanying notes to the unaudited pro forma consolidated financial statements

                               PTEK HOLDINGS, INC.
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2001

The unaudited pro forma consolidated Balance Sheet as of December 31, 2001 assumes the Voicecom sale occurred on December 31, 2001. The pro forma information is based on the historical financial statements included in the Company's Form 10-K for the year ended December 31, 2001 after giving effect to the following adjustments; 1) the net cash proceeds of the transaction, and 2) the transfer of assets and liabilities associated with the disposition.

Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2001

The Company's unaudited pro forma consolidated statement of operations for the year ended December 31, 2001 assumes the Voicecom sale occurred as described in
Item 2 of this Form 8-K filing on January 1, 2001. The pro forma financial information is based on the historical financial statements included in the Company's Form 10-K for the year ended December 31, 2001 after giving effect to the following adjustments; 1) the actual operating results of the Voicecom business unit for the year ended December 31, 2001, and 2) the allocation of interest expense based on a pro rata portion of net identifiable assets of all operating business units.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 PTEK HOLDINGS, INC.


                                            By:  /s/William E. Franklin
                                                 -------------------------------
                                                 William E. Franklin
                                                 Executive Vice President and
Date:  April 10, 2002                            Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit                             Description
-------                             -----------

2.1 Membership Interests Purchase Agreement entered into as of March 25, 2002 by and among Voicecom Telecommunications, LLC, the Registrant, Premiere Communications, Inc, Voice-Tel of Canada Ltd., Intellivoice Communications, LLC, Voice-Tel Enterprises, LLC, and Voicecom Telecommunications, Inc.

2.2 Bill of Sale and Assignment as of March 25, 2002 by and between Voicecom Telecommunications, LLC and Premiere Communications, Inc.

2.3 Assignment and Assumption Agreement as of March 25, 2002 by and between Voicecom Telecommunications, LLC and Premiere Communications, Inc.

99.1      Press Release of the Registrant dated March 27, 2002.